SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  January 3, 2003

                               IA GLOBAL, INC.
             (Exact Name of Registrant as Specified in Charter)


           Delaware                   1-15863            13-4037641
   (State or Other Jurisdiction     (Commission         (IRS Employer
        of Incorporation)           File Number)      Identification No.)


                      533 Airport Boulevard, Suite 400
                            Burlingame, CA 94010
                  (Address of Principal Executive Offices)

   Registrant's telephone number, including area code:    (650) 685-2403

                              MEDIUM4.COM, INC.
                       1220 Collins Avenue, Suite 100
                            Miami Beach, FL 33139
        (Former Name or Former Address, if Changed Since Last Report)







   Item 5.   Other Events

   Effective January 3, 2003, the registrant amended its Certificate of Incorporation to change its corporate name to "IA Global, Inc." The amendment was approved by the registrant's stockholders at the registrant's annual meeting of stockholders held on December 30, 2002. Effective at the start of trading on January 8, 2003, the ticker symbols for the registrant's common stock and its redeemable common stock purchase warrants, which are listed on the American Stock Exchange, were changed to IAO and IAO.WS, respectively, to reflect the registrant's name change. Stockholders do not need to exchange stock certificates in connection with the corporate name and ticker symbol changes.

   On January 8, 2003, the registrant issued a press release regarding the change of its corporate name and the ticker symbol changes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

   Item 7.   Financial Statements, Pro Forma Financial Information and
   Exhibits

        (c)  Exhibits.

             Exhibit
             Number                   Description
             -------                  -----------

             3.1 Certificate of Amendment, dated January 3, 2003, to the Certificate of Incorporation of the Registrant

             99.1      Press Release, dated January 8, 2003, issued by IA
                       Global, Inc.







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IA GLOBAL, INC.


   Date:  January 6, 2003             By:  /s/ Alan Margerison
                                           ----------------------
                                           Alan Margerison
                                           President and Chief
                                             Executive Officer







                                EXHIBIT INDEX


   Exhibit No.         Description
   -----------         -----------

   3.1 Certificate of Amendment, dated January 3, 2003, to the Certificate of Incorporation of the Registrant

   99.1                Press Release, dated January 8, 2003, issued by IA
                       Global, Inc.